EXHIBIT 2

                           [Form of Right Certificate]

Certificate No.  R-                                            ---------- Rights

          NOT EXERCISABLE AFTER OCTOBER 12, 2008 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT UNDER CERTAIN CIRCUMSTANCES. RIGHTS BENEFICIALLY OWNED BY ACQUIRING PERSONS (AS DEFINED IN SECTION 1 OF THE RIGHTS AGREEMENT) OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.

                                RIGHT CERTIFICATE

                          BALDWIN PIANO & ORGAN COMPANY

     This certifies that ------------, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of October 12, 1998 (the "Rights Agreement"), between BALDWIN PIANO & ORGAN COMPANY, a Delaware corporation (the "Company"), and THE PROVIDENT BANK (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m., Eastern Standard Time, on October 12, 2008, at the Corporate Trust Office of the Rights Agent (or at the office of its successor as Rights Agent), one fully paid nonassessable share of Common Stock, $0.01 par value (the "Common Shares"), of the Company, at a purchase price of forty-five dollars ($45.00) per Common Share (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of Common Shares which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of October 22, 1998, based on the Common Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number of Common Shares which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon that happening of certain events.

     In certain circumstances described in the Rights Agreement, the Rights evidenced hereby may entitle the registered holder thereof to purchase securities of an entity other than the Company or receives assets of the Company other than Common Shares, all as provided in the Rights Agreement.

     This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the Corporate Trust Office of the Rights Agent.

     This Right Certificate, with or without other Right Certificates, upon surrender at the Corporate Trust Office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Common Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

     Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $0.001 per Right or (ii) may be exchanged by the Company in whole or in part for Common Shares (or, in certain cases, other securities or assets of the Company).

     No fractional Common Shares will be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment will be made as provided in the Rights Agreement.

     No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Common Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

     This Right Certificate shall not be entitled to any benefit under the Rights Agreement or be valid or obligatory for any purpose until it shall have been authenticated by the Rights Agent.

     WITNESS the facsimile signatures of the proper officers of the Company and its corporate seal.

Dated as of

ATTEST:                                 BALDWIN PIANO & ORGAN COMPANY

[SEAL]


------------------------                By:------------------------------------
Secretary                                  President

Authentication by:

The Provident Bank, Rights Agent


By:----------------------------------
Date of Authentication:--------------

                   [Form of Reverse Side of Right Certificate]

                               FORM OF ASSIGNMENT
                               ------------------

                (To be executed by the registered holder if such
               holder desires to transfer the Right Certificates.)

FOR VALUE RECEIVED ------------------------- hereby sells, assigns and transfers

unto   --------------------------------------------------------------
               (Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably  constitute and appoint  ----------------  Attorney,  to transfer the within Right Certificate on the books of the within-named  Company,

with full power of substitution.

Dated:-------------, 19-

Signature Guaranteed:                   ----------------------------------------
                                        Signature
                                        (Signature must correspond to name as written upon the face of this Right
                                        Certificate in every particular, without alteration or enlargement or any change whatsoever)

     Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

--------------------------------------------------------------------------------
                            (To be completed if true)

The undersigned hereby represents, for the benefit of all holders of Rights and shares of Common Stock, that the Rights evidenced by this Right Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

                                          --------------------------------------
                                          Signature

--------------------------------------------------------------------------------

     In the event the certification set forth above is not completed in connection with a purported assignment, the Company will deem the Beneficial Owner of the Rights evidenced by the enclosed Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by such Right Certificate to be void and not transferable or exercisable.

               [To be Attached to Right Certificate -- continued]

                          FORM OF ELECTION TO PURCHASE

                      (To be executed if holder desires to
                         exercise the Right Certificate)

TO BALDWIN PIANO & ORGAN COMPANY:

     The undersigned hereby irrevocably elects to exercise ----------------- Rights represented by this Right Certificate to purchase the Common Shares (or other securities) issuable upon the exercise of such Rights and requests that certificates for such Common Shares (or other securities) be issued in the name of:

Please insert social security or other identifying number:
--------------------------------------------
--------------------------------------------------------------------------------
                         (Please print name and address)

--------------------------------------------------------------------------------

If such  number of Rights  shall not be all the Rights  evidenced  by this Right
Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number:
--------------------------------------------
--------------------------------------------------------------------------------
                         (Please print name and address)

--------------------------------------------------------------------------------

Dated as of --------------------------------, ------------------.

                                             -----------------------------------
                                             Signature

             [Form of Reverse Side of Right Certificate - continued]

Signature Guaranteed:

Signatures must have an acceptable guarantee.

--------------------------------------------------------------------------------
                    [To be executed if statement is correct]

     The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

                                             -----------------------------------
                                             Signature

     The signature in the foregoing Form of Assignment or Form of Election to Purchase must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

     In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.